UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

FG NEXUS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6408 Bannington Road Charlotte, NC	28226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 994-8279

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGNX	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGNXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A majority of the stockholders of FG Nexus Inc.(the “Company”), by written consent, dated September 4, 2025, the Company approved a certificate of amendment to its amended and restated articles of incorporation (the “Charter Amendment”) to (a) increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) from 1,000,000,000 shares to 900,000,000,000 shares and the total number of authorized shares of preferred stock (collectively, the “Preferred Stock) from 500,000,000 shares to 100,000,000,000 shares (collectively, the “Preferred Stock”), of which (i) 10,000,000,000 shares of Preferred Stock (increased from 15,000,000 shares) are designated 8% cumulative preferred stock, Series A, par value $25.00 (the “Series A Preferred Stock”), and (ii) 90,000,000,000 shares of Preferred Stock (increased from 485,000,000 shares) are undesignated preferred stock, par value $.001 per share (the “Undesignated Preferred Stock”), (b) require that certain “Concurrent Jurisdiction Actions” and “Internal Actions” (as such terms are defined in NRS 78.046, collectively, the “Internal Actions”) must be brought solely or exclusively in the Eighth Judicial District Court of Clark County in the State of Nevada and that such Internal Actions should be tried before a judge rather than a jury, in accordance with NRS 78.046(4); (c) clarify that any change of the Company’s name shall not require consent of the Company’s stockholders, in accordance with NRS 78.390(8); (d) have the Company “opt out” to the interested stockholder combination provisions set forth in NRS Sections 78.411 to 78.444, inclusive; and (e) have the Company “opt out” to the control share provisions set forth in NRS Sections 78.378 to 78.3793, inclusive (the “Additional Charter Amendment”). In connection with the Additional Charter Amendment, we also intend to amend our By-laws to clarify the applicable voting thresholds for proposed amendments to the By-Laws.

The Charter Amendment was filed with and declared effective by the Secretary of State of the State of Nevada, on October 7, 2025.

A copy of the Charter Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 7.01 Regulation FD

The Company issued a press release on October 8, 2025, announcing the filing of the Charter Amendment (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Amendment, dated October 7, 2025, to the Amended and Restated Articles of Incorporation of FG Financial Group, Inc., as filed with the Secretary of State of the State of Nevada
99.1	Press Release Issued by FG Nexus Inc. on October 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEXUS INC

Date: October 8, 2025	By:	/s/ Mark D. Roberson
	Name:	Mark D. Roberson
	Title:	Chief Financial Officer